UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21842

First Trust Strategic High Income Fund II
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Strategic High Income Fund II (FHY)
Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Strategic High Income Fund II (FHY)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Brookfield Investment Management Inc. (“Brookfield” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Strategic High Income Fund II (FHY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Strategic High Income Fund II which contains detailed information about your investment for the period ended April 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Strategic High Income Fund II (FHY)
“AT A GLANCE”
As of April 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FHY
Common Share Price	$12.09
Common Share Net Asset Value (“NAV”)	$13.94
Premium (Discount) to NAV	(13.27)%
Net Assets Applicable to Common Shares	$97,179,804
Current Monthly Distribution per Common Share(1)	$0.0800
Current Annualized Distribution per Common Share	$0.9600
Current Distribution Rate on Common Share Price(2)	7.94%
Current Distribution Rate on NAV(2)	6.89%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	5 Years Ended 4/30/18	10 Years Ended 4/30/18	Inception (3/28/06) to 4/30/18
Fund Performance(3)
NAV	-1.47%	4.00%	4.31%	1.81%	-0.19%
Market Value	-5.69%	-3.55%	1.96%	-0.72%	-1.73%
Index Performance
Barclays Capital Ba U.S. High Yield Index	-1.46%	2.22%	4.70%	8.10%	7.58%
ICE BofAML U.S. High Yield Index	-0.23%	3.21%	4.76%	7.75%	7.37%

Asset Classification	% of Total Investments
Corporate Bonds and Notes	80.5%
Foreign Corporate Bonds and Notes	14.5
Residential Mortgage-Backed Securities	1.9
Manufactured Housing Loans	1.8
Senior Floating-Rate Loan Interests	0.8
Equity	0.5
Collateralized Debt Obligations	0.0
Total	100.0%
Credit Quality	% of Total Fixed-Income Investments(4)
A-	1.9%
BBB	3.1
BBB-	10.3
BB+	12.6
BB	18.4
BB-	13.7
B+	10.3
B	12.9
B-	8.6
CCC+	0.2
CCC	0.5
CCC-	0.9
C	1.8
Not Rated	4.8
Total	100.0%
(1)	Most recent distribution paid or declared through 4/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable as of 4/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Strategic High Income Fund II (FHY)
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Strategic High Income Fund II (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Brookfield Investment Management Inc.
Brookfield Investment Management Inc. (the “Sub-Advisor”) is a registered investment advisor and represents the public securities platform of Brookfield Asset Management, Inc., providing global listed real assets strategies including real estate equities, infrastructure equities, multi-strategy real asset solutions and real asset debt and diversified real assets. With more than $18 billion of assets under management as of April 30, 2018, the Sub-Advisor manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Sub-Advisor is a wholly-owned subsidiary of Brookfield Asset Management, Inc., a leading global alternative asset manager with approximately $285 billion of assets under management as of April 30, 2018.
Portfolio Management Team
Dana E. Erikson, CFA – Managing Director
Commentary
First Trust Strategic High Income Fund II
The primary investment objective of the Fund is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment-grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap and Outlook
High Yield
The fiscal period was challenging for investors. Interest rates rose and equity markets fell. While corporate fundamentals remained strong – even improving from prior years – investor attitudes shifted from complacency to concern. Of course, the big news was corporate tax cuts in the U.S. While these increased earnings and encouraged companies to repatriate offshore earnings, the prospect of larger federal government deficits moved interest rates higher. We expect that tax cuts and greater federal government spending will accelerate economic growth in the near future.
Crude oil broke out from the $45-$55 per barrel range closing the period at $68 per barrel reflecting strong worldwide demand and lower stockpiles in the U.S. Higher energy prices served to boost returns in the energy sector. While certain other commodities saw price increases due to possible U.S. tariffs, such as lumber, the markets did not view these as permanent changes and did not move most commodity-related bonds higher.
The U.S. Federal Reserve (the “Fed”) continued its policy of monetary tightening and rate increases. There were two rate hikes during the six-month period ended April 30, 2018, taking the short term Federal Funds Rate to 1.7%1. The 10-year U.S. Treasury yield rose from 2.4% to 3.0%2. We believe the market views the 3% level as an important “red line” which could negatively impact future growth. With short-term rates rising faster than long-term, the yield curve compressed significantly during the period, from 78 basis points (“bps”) (2-year to 10-year) to 46 bps3. This represents a post-recovery low for the yield curve, and importantly, is what market observers call a “bear flattener”, meaning both short term and long term rates have risen, but the short term rates have risen more. Historically, flat or inverted yield curves have proven problematic for high-yield markets.
[1]	Federal Reserve Bank of St. Louis chart of Effective Federal Funds Rate. https://fred.stlouisfed.org/series/FEDFUNDS
[2]	Federal Reserve Bank of St. Louis chart of Ten-Year Treasury Constant Maturity Rate. https://fred.stlouisfed.org/series/DGS10
[3]	Federal Reserve Bank of St. Louis chart of 10-Year Treasury Constant Maturity Minus 2-Year Treasury Constant Maturity (T10Y2Y). https://fred.stlouisfed.org/series/T10Y2Y

Portfolio Commentary (Continued)
First Trust Strategic High Income Fund II (FHY)
Semi-Annual Report
April 30, 2018 (Unaudited)
As measured by the ICE BofAML US High Yield Index, the high-yield market returned -0.23% in the past six months4. Equities, as measured by the S&P 500® Index were up 3.8%5. Investors embraced credit risk this period, with lower quality bonds outperforming higher quality. This was because higher quality high-yield bonds tend to be more interest rate sensitive. The automotive, retail, and consumer goods sectors outperformed, while capital goods, real estate, and telecommunications lagged. This pattern reflects the market’s expectation of strong consumer spending fueled by tax cuts and strong employment. Capital goods bond weakness stemmed in part from concerns of trade war risks cutting exports from the U.S.
New issue volume has declined 21% year to date from the same period last year, with new issuance totaling $94 billion through April6. Mutual fund shareholders heavily redeemed shares in the wake of the equity market correction in early 2018. For the six-month period ended April 30, 2018, flows were a negative $30 billion, a record according to J.P. Morgan7. Companies, however, continue to support the high-yield market by tendering and calling their debt, which totaled $60 billion and $16 billion respectively year-to-date through April8. The Adviser believes that the new issue market is healthy and functioning well, as is the secondary trading market despite these recent challenges.
Credit conditions remain positive among high-yield issuers. Defaults have continued their decline and ended the fiscal period at 2.26%9, an increase from the fiscal year-end rate of 1.18%10. Most of this increase came from one large default in early 2018 and represents normal fluctuation rather than a concerning trend. The ratio of credit rating agency upgrades to downgrades is positive, reflecting generally healthy corporate credit.
Outlook
While corporate credit is good, and high-yield market trading is sound, market performance has compressed yields and spreads. At the end of April, the JP Morgan US High Yield Index spread over the 10-year Treasury bond was 387, down from 408 bps at fiscal year-end11. Investor confidence has turned skeptical and market volatility is higher. While we agree with the consensus view that economic growth is likely to continue or accelerate in the near term, current valuations are low for this point of the economic cycle. In view of the continued flattening yield curve and the Federal Reserve’s tightening, we remain cautious at this point and look to take advantage of company-specific opportunities to clip coupons rather than positioning the portfolio for continuing bullish markets.
Performance Analysis
For the six-month period ended April 30, 2018, the Fund had a total return12 of -1.47% based on net asset value (“NAV”).
For the period, the Fund traded from a discount to NAV of -9.39% to a discount to NAV of -13.27%, resulting in a total return of -5.69%, based on market price.
The total return for the Fund’s benchmark, the Barclays Capital Ba U.S. High Yield Index, was -1.46% for the six-month period ended April 30, 2018. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.
An important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through the use of bank borrowings. As of April 30, 2018, the Fund’s leverage was approximately 24.10% of Managed Assets. The use of leverage detracted from performance during the period. The Fund may utilize leverage in an amount up to 33.33% of Managed Assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund are rising generally.
[4]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 1.
[5]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 8.
[6]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 15.
[7]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 16.
[8]	J.P. Morgan High Yield Market Monitor 1 November 2017 p. 16.
[9]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 11.
[10]	J.P. Morgan High Yield Market Monitor 1 November 2017 p. 16.
[11]	J.P. Morgan High Yield Market Monitor 1 May 2018 p. 11.
[12]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Strategic High Income Fund II (FHY)
Semi-Annual Report
April 30, 2018 (Unaudited)
The Fund benefited from strong performance from the allocation to securitized investments and equities, while the use of leverage was a mild negative contributor.
Contributors to relative performance over the last six months included the Fund’s allocation to the healthcare, basic industry, and transportation sectors. Compared to the benchmark, the Fund was underweight healthcare and focused the bulk of its exposure on the health facilities sub-sector which provided a steady income. Positive security selection in healthcare also contributed to returns. The basic industry sector was a relative overweight in the Fund, and while the industry generally lagged, positive security selection in the chemical sub-sector made it a positive contributor. Finally, the Fund’s transportation exposure was concentrated in rail and transportation infrastructure which aided relative performance.
Detractors from performance included the Fund’s overweight in the telecommunications, leisure, and real estate sectors. A number of issuers in the wireline telecommunications sub-sector were challenged by greater-than trend-line declines in customer count. The Fund’s leisure allocation saw weakness in the gaming subsector. The Fund’s holdings in real estate underperformed as Real Estate Investment Trust bonds reacted to equity market concerns and tax reform, moving lower.
The Fund’s ratings allocation had a neutral impact on performance during the fiscal period as the CCC underweight offset the advantages of being overweight single B’s. By contrast, the Fund’s defensive overweight in shorter duration securities contributed to performance in this weak market.
Fund Reorganization
On June 11, 2018, shareholders of the Fund approved the Fund’s merger with and into First Trust High Income Long/Short Fund (FSD), a closed-end fund managed by First Trust. The merger was approved by the Board of Trustees of each of the Fund and FSD on March 5, 2018. Subject to the satisfaction of certain customary closing conditions, the merger is expected to become effective immediately before the opening of the NYSE on June 25, 2018. Upon completion of the transaction, which is expected to be tax-free, the assets of the Fund will be transferred to, and the liabilities of the Fund will be assumed by, FSD, and shareholders of the Fund will receive shares of FSD with a value equal to the aggregate net asset value of the Fund shares held by them.

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 101.6%
	Automotive – 0.4%
$350,000	American Axle & Manufacturing, Inc. (a)	6.63%	10/15/22	$362,250
	Basic Industry – 9.3%
3,100,000	AK Steel Corp. (a)	7.63%	10/01/21	3,177,500
825,000	Hexion, Inc./Hexion Nova Scotia Finance ULC (a)	9.00%	11/15/20	645,562
2,100,000	Pulte Group, Inc. (a)	6.38%	05/15/33	2,197,650
3,050,000	Toll Brothers Finance Corp. (a)	4.88%	11/15/25	3,034,750
				9,055,462
	Capital Goods – 0.9%
875,000	Terex Corp. (b)	5.63%	02/01/25	871,719
	Consumer Goods – 2.1%
800,000	L Brands, Inc. (a) (c)	7.60%	07/15/37	788,000
1,375,000	New Albertsons, Inc. (a) (c)	7.75%	06/15/26	1,213,438
				2,001,438
	Energy – 24.6%
1,625,000	AmeriGas Partners LP/AmeriGas Finance Corp.	5.50%	05/20/25	1,604,687
1,600,000	Antero Midstream Partners LP/Antero Midstream Finance Corp.	5.38%	09/15/24	1,600,000
2,475,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. (b)	6.13%	11/15/22	2,549,250
1,650,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (a)	6.25%	04/01/23	1,683,000
2,075,000	EP Energy LLC/Everest Acquisition Finance, Inc.	6.38%	06/15/23	1,110,125
650,000	EP Energy LLC/Everest Acquisition Finance, Inc. (b)	8.00%	11/29/24	676,000
1,025,000	Genesis Energy LP/Genesis Energy Finance Corp.	6.50%	10/01/25	1,012,188
1,650,000	Global Partners LP/GLP Finance Corp. (a) (c)	6.25%	07/15/22	1,658,250
2,100,000	Holly Energy Partners L.P./Holly Energy Finance Corp. (b)	6.00%	08/01/24	2,115,750
725,000	ION Geophysical Corp. (d)	9.13%	12/15/21	732,250
2,125,000	MPLX LP	4.88%	12/01/24	2,205,886
1,975,000	NRG Energy, Inc. (a)	6.25%	07/15/22	2,034,250
2,000,000	NRG Yield Operating, LLC (a)	5.38%	08/15/24	2,015,000
875,000	Range Resources Corp.	5.75%	06/01/21	901,250
2,000,000	Targa Pipeline Partners LP/Targa Pipeline Finance Corp. (a) (c)	5.88%	08/01/23	1,965,000
				23,862,886
	Healthcare – 8.9%
4,900,000	HCA, Inc. (a)	5.25%	06/15/26	4,936,750
1,150,000	Kindred Healthcare, Inc. (a)	6.38%	04/15/22	1,185,937
2,450,000	Tenet Healthcare Corp. (a)	8.13%	04/01/22	2,560,250
				8,682,937
	Leisure – 10.2%
2,950,000	Boyd Gaming Corp.	6.38%	04/01/26	3,095,936
2,300,000	GLP Capital LP/GLP Financing II, Inc. (a)	5.38%	04/15/26	2,323,000
1,525,000	Hospitality Properties Trust (a)	4.95%	02/15/27	1,525,923
2,900,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (a)	5.63%	05/01/24	2,972,558
				9,917,417
	Media – 13.6%
2,250,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.75%	01/15/24	2,276,775
2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.88%	05/01/27	2,156,000
2,450,000	Comcast Corp. (a)	3.15%	02/15/28	2,291,322
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,287,812
725,000	CSC Holdings LLC (b)	10.88%	10/15/25	851,875

See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$2,300,000	Lamar Media Corp. (a)	5.38%	01/15/24	$2,363,250
				13,227,034
	Services – 4.7%
200,000	Ashtead Capital, Inc. (b)	5.63%	10/01/24	207,000
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.50%	04/01/23	993,750
300,000	H&E Equipment Services, Inc.	5.63%	09/01/25	302,250
2,500,000	United Rentals North America, Inc. (a)	5.75%	11/15/24	2,590,625
450,000	United Rentals North America, Inc.	5.50%	05/15/27	448,875
				4,542,500
	Telecommunications – 18.2%
3,300,000	Centurylink, Inc. (a)	7.65%	03/15/42	2,805,000
2,100,000	CyrusOne L.P./CyrusOne Finance Corp.	5.38%	03/15/27	2,105,250
600,000	Frontier Communications Corp.	11.00%	09/15/25	463,500
3,025,000	Level 3 Financing, Inc. (a)	5.38%	05/01/25	2,986,280
1,250,000	SBA Communications Corp. (a)	4.88%	07/15/22	1,256,250
1,700,000	SBA Communications Corp.	4.88%	09/01/24	1,638,375
425,000	Sprint Capital Corp.	6.88%	11/15/28	434,563
3,294,000	Windstream Services LLC/Windstream Finance Corp. (a) (b)	6.38%	08/01/23	1,885,815
3,500,000	Zayo Group LLC/Zayo Capital, Inc. (a)	6.00%	04/01/23	3,622,500
525,000	Zayo Group LLC/Zayo Capital, Inc. (b)	5.75%	01/15/27	522,574
				17,720,107
	Transportation – 1.7%
1,625,000	Watco Cos. LLC/Watco Finance Corp. (a) (b)	6.38%	04/01/23	1,677,813
	Utility – 7.0%
1,675,000	AES Corp. (a)	4.88%	05/15/23	1,693,844
1,700,000	Calpine Corp. (a)	5.75%	01/15/25	1,564,170
1,140,000	Dynegy, Inc.	6.75%	11/01/19	1,162,116
2,300,000	Pattern Energy Group, Inc. (b)	5.88%	02/01/24	2,357,500
				6,777,630
	Total Corporate Bonds and Notes			98,699,193
	(Cost $101,319,240)
FOREIGN CORPORATE BONDS AND NOTES – 18.3%
	Basic Industry – 7.9%
700,000	Alcoa Nederland Holding B.V. (b)	7.00%	09/30/26	766,500
3,100,000	Hudbay Minerals, Inc. (b)	7.63%	01/15/25	3,301,500
3,000,000	INEOS Group Holdings S.A. (b)	5.63%	08/01/24	3,037,500
250,000	Kinross Gold Corp.	5.95%	03/15/24	261,875
275,000	Kinross Gold Corp. (b)	4.50%	07/15/27	259,187
				7,626,562
	Energy – 7.5%
1,800,000	LBC Tank Terminals Holding Netherlands BV (d)	6.88%	05/15/23	1,845,000
3,225,000	MEG Energy Corp. (b)	6.50%	01/15/25	3,237,739
800,000	Puma International Financing S.A. (d)	5.13%	10/06/24	787,088
1,500,000	Trinidad Drilling Ltd. (d)	6.63%	02/15/25	1,445,625
				7,315,452
	Transportation – 2.9%
775,000	Dynagas LNG Partners LP/Dynagas Finance, Inc. (a) (c)	6.25%	10/30/19	788,563
See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Transportation (Continued)
$2,000,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (a)	6.00%	07/30/19	$2,010,000
				2,798,563
	Total Foreign Corporate Bonds and Notes			17,740,577
	(Cost $17,727,103)
MORTGAGE-BACKED SECURITIES – 2.4%
	Collateralized Mortgage Obligations – 2.4%
	Countrywide Home Loan Mortgage Pass-Through Trust
99,618	Series 2006-21, Class A8	5.75%	02/01/37	87,079
	Nomura Resecuritization Trust
2,539,109	Series 2014-1R, Class 2A11, 1 Mo. LIBOR + 0.13% (b) (e)	2.68%	02/26/37	1,943,066
	Washington Mutual Alternative Mortgage Pass-Through Certificates
25,338	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (f)	28.10%	06/25/37	41,497
	Wells Fargo Mortgage Backed Securities Trust
229,101	Series 2006-8, Class A15	6.00%	07/01/36	231,173
	Total Mortgage-Backed Securities			2,302,815
	(Cost $2,008,599)
ASSET-BACKED SECURITIES – 2.2%
	BankAmerica Manufactured Housing Contract Trust II
2,300,000	Series 1997-1, Class B1	6.94%	06/10/21	2,179,406
	(Cost $1,645,666)
Principal Value	Description	Rate	Stated Maturity	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 1.0%
	Energy – 1.0%
1,000,000	Crestwood Holdings LLC, Term Loan B, 3 Mo. LIBOR + 7.50%, 0.00% Floor (e)	9.40%	02/28/23	985,830
	(Cost $980,455)

Shares	Description	Value
COMMON STOCKS – 0.6%
	Electric Utilities – 0.3%
13,918	Vistra Energy Corp. (g)	318,026
	Energy – 0.3%
7	Thunderbird Resources Equity, Inc. (c) (g) (h) (i)	264,425
	Total Common Stocks	582,451
	(Cost $997,888)
RIGHTS – 0.0%
	Electric Utilities – 0.0%
13,918	Vistra Energy Corp. (g)	9,575
22,783	Vistra Energy Corp. Claim (g) (h) (i)	0
	Total Rights	9,575
	(Cost $23,512)
PREFERRED SECURITIES – 0.0%
4,000,000	Soloso CDO, Ltd., (d) (h) (i) (j)	0
	(Cost $0)
STRUCTURED NOTES – 0.0%
5,750,000	Preferred Term Securities XXV, Ltd. (d) (h) (i)	0

See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
STRUCTURED NOTES (Continued)
2,500,000	Preferred Term Securities XXVI, Ltd. (d) (h) (i)	$0
	Total Structured Notes	0
	(Cost $0)
Total Investments – 126.1%	122,499,847
(Cost $124,702,463) (k)
Outstanding Loan – (31.7)%	(30,850,000)
Net Other Assets and Liabilities – 5.6%	5,529,957
Net Assets – 100.0%	$97,179,804

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. (“Brookfield”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $28,416,788 or 29.2% of net assets.
(c)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Brookfield.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Floating rate security.
(f)	Inverse floating rate security.
(g)	Non-income producing security.
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2018, securities noted as such are valued at $264,425 or 0.3% of net assets.
(i)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(j)	Zero coupon security.
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,673,528 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,876,144. The net unrealized depreciation was $2,202,616.

CDO	Collateralized Debt Obligation
LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 98,699,193	$ —	$ 98,699,193	$ —
Foreign Corporate Bonds and Notes*	17,740,577	—	17,740,577	—
Mortgage-Backed Securities	2,302,815	—	2,302,815	—
Asset-Backed Securities	2,179,406	—	2,179,406	—
Senior Floating-Rate Loan Interests*	985,830	—	985,830	—
Common Stocks:
Electric Utilities	318,026	318,026	—	—
Energy	264,425	—	—	264,425
Rights*	9,575	—	9,575	—**
Preferred Securities	—**	—	—	—**
Structured Notes	—**	—	—	—**
Total Investments	$ 122,499,847	$ 318,026	$ 121,917,396	$ 264,425

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
The following provides information on the Level 3 equity security held by the Fund that was valued at April 30, 2018 based on unobservable inputs.
Asset Type	Fair Value at 04/30/18	Valuation Technique	Unobservable Inputs	Amount	Impact to Valuation from an Increase in Input
Equity	$264,425	Income Approach	Expected Life	20 years	Decrease
			Discount Rate	10%	Decrease
Level 3 Structured Notes, Preferred Securities and Rights are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing services prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2017
Common Stocks	$264,425
Preferred Securities	—**
Rights	—**
Structured Notes	—**
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation:
Common Stocks	—
Preferred Securities	—
Rights	—
Structured Notes	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at April 30, 2018
Common Stocks	264,425
Preferred Securities	—**
Rights	—**
Structured Notes	—**
Total Level 3 holdings	$264,425
**Investment is valued at $0.
There was no change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2018.
See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $124,702,463)	$ 122,499,847
Cash	3,778,689
Receivables:
Interest	1,886,435
Investment securities sold	50,479
Prepaid expenses	17,585
Total Assets	128,233,035
LIABILITIES:
Outstanding loan	30,850,000
Payables:
Investment advisory fees	95,347
Audit and tax fees	42,540
Printing fees	16,835
Administrative fees	13,390
Interest and fees on loan	10,792
Transfer agent fees	6,611
Custodian fees	6,027
Legal fees	3,331
Trustees’ fees and expenses	1,394
Financial reporting fees	771
Other liabilities	6,193
Total Liabilities	31,053,231
NET ASSETS	$97,179,804
NET ASSETS consist of:
Paid-in capital	$ 158,497,017
Par value	69,702
Accumulated net investment income (loss)	1,978,613
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(61,162,912)
Net unrealized appreciation (depreciation) on investments	(2,202,616)
NET ASSETS	$97,179,804
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.94
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	6,970,226

See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 3,977,220
Other	8,241
Total investment income	3,985,461
EXPENSES:
Investment advisory fees	606,990
Interest and fees on loan	534,899
Administrative fees	37,831
Audit and tax fees	33,640
Printing fees	29,382
Transfer agent fees	18,972
Custodian fees	11,317
Trustees’ fees and expenses	8,133
Listing expense	8,100
Financial reporting fees	4,625
Legal fees	4,606
Other	25,855
Total expenses	1,324,350
NET INVESTMENT INCOME (LOSS)	2,661,111
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(47,484)
Net change in unrealized appreciation (depreciation) on investments	(4,554,643)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,602,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,941,016)
See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 2,661,111	$ 6,782,053
Net realized gain (loss)	(47,484)	3,849,015
Net change in unrealized appreciation (depreciation)	(4,554,643)	3,337,016
Net increase (decrease) in net assets resulting from operations	(1,941,016)	13,968,084
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,345,709)	(8,749,148)
Total distributions to shareholders	(3,345,709)	(8,749,148)
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer	—	(17,551,181)
Repurchase of Common Shares	—	(465,686)
Net increase (decrease) in net assets resulting from capital transactions	—	(18,016,867)
Total increase (decrease) in net assets	(5,286,725)	(12,797,931)
NET ASSETS:
Beginning of period	102,466,529	115,264,460
End of period	$ 97,179,804	$ 102,466,529
Accumulated net investment income (loss) at end of period	$1,978,613	$2,663,211
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	6,970,226	8,239,882
Common Shares purchased pursuant to a tender offer (a)	—	(1,230,039)
Common Shares repurchased (b)	—	(39,617)
Common Shares at end of period	6,970,226	6,970,226

(a)	On August 29, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, September 28, 2017. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 1,230,039 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.
(b)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the six months ended April 30, 2018, the Fund did not repurchase any of its shares. For the year ended October 31, 2017, the Fund repurchased 39,617 of its shares at a weighted-average discount of 14.53% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 164,339 common shares (for an aggregate of 422,943), or (ii) March 15, 2019.

See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Statement of Cash Flows
For the Six Months Ended April 30, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,941,016)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(9,761,247)
Sales, maturities and paydown of investments	16,571,624
Net amortization/accretion of premiums/discounts on investments	124,712
Net realized gain/loss on investments	47,484
Net change in unrealized appreciation/depreciation on investments	4,554,643
Changes in assets and liabilities:
Decrease in interest receivable	219,468
Increase in prepaid expenses	(12,473)
Decrease in interest and fees payable on loan	(95,719)
Decrease in investment advisory fees payable	(14,479)
Decrease in audit and tax fees payable	(27,659)
Increase in legal fees payable	2,658
Decrease in printing fees payable	(7,370)
Increase in administrative fees payable	8
Increase in custodian fees payable	682
Increase in transfer agent fees payable	426
Increase in Trustees’ fees and expenses payable	41
Decrease in offering costs payable	(114,306)
Decrease in other liabilities payable	(3,331)
Cash provided by operating activities		$9,544,146
Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(3,345,709)
Repayment of borrowing	(8,500,000)
Cash used in financing activities		(11,845,709)
Decrease in cash		(2,301,563)
Cash at beginning of period		6,080,252
Cash at end of period		$3,778,689
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$630,618
See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$ 14.70	$ 13.99	$ 14.15	$ 16.64	$ 17.52	$ 17.06
Income from investment operations:
Net investment income (loss)	0.38	0.85	1.09	1.24	1.38	1.48
Net realized and unrealized gain (loss)	(0.66)	0.89	(0.10)	(2.38)	(0.82)	0.43
Total from investment operations	(0.28)	1.74	0.99	(1.14)	0.56	1.91
Distributions paid to shareholders from:
Net investment income	(0.48)	(1.08)	(0.91)	(1.15)	(1.19)	(0.66)
Return of capital	—	—	(0.29)	(0.21)	(0.25)	(0.79)
Total distributions paid to Common Shareholders	(0.48)	(1.08)	(1.20)	(1.36)	(1.44)	(1.45)
Premiums from shares sold in at the market offering	—	—	—	—	—	0.00 (a)
Common Share repurchases	—	0.01	0.05	0.01	—	—
Tender offer purchases	—	0.04	—	—	—	—
Net asset value, end of period	$13.94	$14.70	$13.99	$14.15	$16.64	$17.52
Market value, end of period	$12.09	$13.32	$12.14	$12.21	$15.60	$15.97
Total return based on net asset value (b)	(1.47)%	14.15%	9.76%	(6.04)%	4.03%	12.19%
Total return based on market value (b)	(5.69)%	19.18%	10.38%	(13.52)%	6.99%	(1.38)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 97,180	$ 102,467	$ 115,264	$ 119,296	$ 140,737	$ 148,238
Ratio of total expenses to average net assets	2.68% (c)	2.64%	2.44%	2.23%	2.34%	2.22%
Ratio of total expenses to average net assets excluding interest expense	1.60% (c)	1.69%	1.61%	1.57%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets	5.39% (c)	5.82%	8.09%	8.01%	8.00%	8.55%
Portfolio turnover rate	7%	41%	24%	30%	28%	27%
Indebtedness:
Total loan outstanding (in 000’s)	$ 30,850	$ 39,350	$ 43,350	$ 48,350	$ 58,850	$ 55,400
Asset coverage per $1,000 of indebtedness (d)	$ 4,150	$ 3,604	$ 3,659	$ 3,467	$ 3,391	$ 3,676

(a)	Amount is less than 0.1%.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
1. Organization
First Trust Strategic High Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FHY on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. (“Brookfield” or the “Sub-Advisor”) believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as “high-yield” or “junk” bonds). Below investment grade securities have speculative characteristics and generally have more credit risk than higher rated securities. Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Senior Floating Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2018, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	% of Net Assets
ION Geophysical Corp., 12/15/21	04/28/16	$725,000	101.00	$477,215	$732,250	0.75%
LBC Tank Terminals Holding Netherlands BV, 05/15/23	09/03/14	$1,800,000	102.50	1,862,821	1,845,000	1.90
Preferred Term Securities XXV, Ltd., 06/22/37	03/27/07	$5,750,000	0.00	0	0	0.00
Preferred Term Securities XXVI, Ltd., 09/22/37	06/06/07	$2,500,000	0.00	0	0	0.00
Puma International Financing S.A., 10/06/24	10/03/17	$800,000	98.39	800,000	787,088	0.81
Soloso CDO, Ltd.,, 10/15/35	04/24/06	$4,000,000	0.00	0	0	0.00
Trinidad Drilling Ltd.,02/15/25	01/27/17-04/07/17	$1,500,000	96.38	1,513,961	1,445,625	1.49
				$4,653,997	$4,809,963	4.95%
D. Collateralized Debt Obligations
A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.
E. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not have any forward foreign currency contracts during the six months ended April 30, 2018.

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The Fund did not have any foreign currency transactions during the six months ended April 30, 2018.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$8,749,148
Capital gains	—
Return of capital	—
As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$1,795,263
Undistributed capital gains	—
Total undistributed earnings	1,795,263
Accumulated capital and other losses	(50,349,010)
Net unrealized appreciation (depreciation)	(7,546,443)
Total accumulated earnings (losses)	(56,100,190)
Other	—
Paid-in capital	158,566,719
Total net assets	$102,466,529
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.
Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post Enactment— No Expiration	Total Capital Loss Available
$ 15,342,938	$ 7,053,888	$ 27,952,184	$ 50,349,010
Of these losses, $21,430,810 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $4,318,194 per year.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not defer any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
J. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Brookfield serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments , for the six months ended April 30, 2018, were $9,761,247 and $16,622,103, respectively.
5. Borrowings
The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. (“BNP”) that has a maximum commitment amount of $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days’ prior notice. Of the outstanding commitment, $13,850,000 is fixed-rate financing of 2.94% for a seven-year period ending July 23, 2020. The borrowing rate on the floating-rate financing amount is equal to 1-month LIBOR plus 85 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility. Prior to November 1, 2017, the maximum commitment amount was $55,000,000, the fixed-rate financing amount was 3.09% and the floating-rate financing amount was equal to 1-month LIBOR plus 100 basis points.
The average amount outstanding for the six-months ended April 30, 2018 was $36,419,061 with a weighted average interest rate of 2.56%. As of April 30, 2018, the Fund had outstanding borrowings of $30,850,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating-rate financing amount, the high and low annual interest rates for the six-months ended April 30, 2018 were 2.75% and 2.09%, respectively. The weighted average interest rate at April 30, 2018 was 2.84%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Tender Offer
During the fiscal year ended October 31, 2017, the Fund conducted a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017.
Because the Fund’s tender offer was oversubscribed, the Fund repurchased 25% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
8,693,400	4,316,778	49.66%	$ 12.5636	12,950,337

Notes to Financial Statements (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On June 11, 2018, shareholders of the Fund approved the Fund’s merger with and into First Trust High Income Long/Short Fund (FSD), a closed-end fund managed by First Trust. The merger was approved by the Board of Trustees of each of the Fund and FSD on March 5, 2018. Subject to the satisfaction of certain customary closing conditions, the merger is expected to become effective immediately before the opening of the NYSE on June 25, 2018. Upon completion of the transaction, which is expected to be tax-free, the assets of the Fund will be transferred to, and the liabilities of the Fund will be assumed by, FSD, and shareholders of the Fund will receive shares of FSD with a value equal to the aggregate net asset value of the Fund shares held by them.

Additional Information
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Strategic High Income Fund II (FHY)
April 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Strategic High Income Fund II as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 5,666,116, the number of votes against was 561,783 and the number of broker non-votes was 742,327. The number of votes cast in favor of Mr. Kadlec was 5,675,975, the number of votes against was 551,924 and the number of broker non-votes was 742,327. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established

Additional Information (Continued)
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April 30, 2018 (Unaudited)
risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of

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April 30, 2018 (Unaudited)
principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust, Brookfield and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Brookfield currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Brookfield) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Brookfield have a financial incentive to leverage the Fund.
Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the six months ended April 30, 2018, the Fund did not repurchase any of its shares. For the year ended October 31, 2017, the Fund repurchased 39,617 of its shares at a weighted-average discount of 14.53% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 164,339 common shares (for an aggregate of 422,943), or (ii) March 15, 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Strategic High Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 3, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 3, 2018

* Print the name and title of each signing officer under his or her signature.